Exhibit 10.40

OMNIBUS AMENDMENT TO THE WPX ENERGY, INC. 2016, 2017 AND
2018 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENTS
THIS OMNIBUS AMENDMENT TO THE WPX ENERGY, INC. 2016, 2017 AND 2018 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENTS (this “Amendment”) is made as of the [•] day of July, 2018, by and between the Company and the Participant.
WHEREAS, the Participant and the Company previously entered into the WPX Energy, Inc. 2016 Performance-Based Restricted Stock Unit Agreement dated May 19, 2016 (the “2016 Agreement”), the WPX Energy, Inc. 2017 Performance-Based Restricted Stock Unit Agreement dated March 3, 2017 (the “2017 Agreement”) and the WPX Energy, Inc. 2018 Performance-Based Restricted Stock Unit Agreement March 2, 2018 (the “2018 Agreement” and, collectively with the 2016 Agreement and the 2017 Agreement, the “Agreements” and each an “Agreement”);
WHEREAS, the Company’s Board of Directors recently approved amendments to the Agreements and to future Performance-Based Restricted Stock Unit Agreements that modify the manner in which RSUs will vest if the Participant experiences certain types of Separation from Service within the two (2) year period following a change in control; and
WHEREAS, the Participant and the Company each agree and consent to making corresponding amendments to each of the Agreements as set forth below.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Section 5(d) of the 2016 Agreement is hereby deleted in its entirety and replaced with the following:
(d)    (i)    If the Participant experiences a Separation from Service prior to the Maturity Date within two years following a Change in Control, either voluntarily for Good Reason or involuntarily (other than due to Cause), the Participant shall vest in a number of Shares calculated based on the Company’s actual performance as of the date of the Change in Control, determined according to the provisions of this Section 5(d).
(ii)    For purposes of this Subparagraph 5(d), actual performance shall be determined based on the Company’s relative TSR within the peer group established by the Committee at the time of grant for a performance period beginning on January 1, 2016 and ending on the date immediately preceding the Change in Control (the “CIC Performance Period”). The number of Shares earned and payable to the Participant will be based upon the range set by the Committee from 30% (for relative TSR above the 25th percentile of the peer group established by the Committee) to 200% (for relative TSR at the first or second ranking within the peer group established by the Committee) of the Target Number of Shares depending on the level of relative TSR on the date immediately preceding the Change in Control, as set forth in Appendix B.
(iii)    For purposes of this Subparagraph 5(d) only, the Committee will not have the discretion to reduce the number of Shares payable to the Participant under Subparagraph 4(d) above.
2.    Section 5(d) of the 2017 Agreement is hereby deleted in its entirety and replaced with the following:
(d)    (i)    If the Participant experiences a Separation from Service prior to the Maturity Date within two years following a Change in Control, either voluntarily for Good Reason or involuntarily (other than due to Cause), the Participant shall vest in a number of Shares calculated based on the Company’s actual performance as of the date of the Change in Control, determined according to the provisions of this Section 5(d).
(ii)    For purposes of this Subparagraph 5(d), actual performance shall be determined based on the Company’s relative TSR within the peer group established by the Committee at the time of grant for a performance period beginning on January 1, 2017 and ending on the date immediately preceding the Change in Control (the “CIC Performance Period”). The number of Shares earned and payable to the Participant will be based upon the range set by the Committee from 30% (for relative TSR above the 25th percentile of the peer group established by the Committee) to 200% (for relative TSR at the first or second ranking within the peer group established by the Committee) of the Target Number of Shares depending on the level of relative TSR on the date immediately preceding the Change in Control, as set forth in Appendix B.
(iii)    For purposes of this Subparagraph 5(d) only, the Committee will not have the discretion to reduce the number of Shares payable to the Participant under Subparagraph 4(d) above.
3.    Section 5(d) of the 2018 Agreement is hereby deleted in its entirety and replaced with the following:
(d)    (i)    If the Participant experiences a Separation from Service prior to the Maturity Date within two years following a Change in Control, either voluntarily for Good Reason or involuntarily (other than due to Cause), the Participant shall vest in a number of Shares calculated based on the Company’s actual performance as of the date of the Change in Control, determined according to the provisions of this Section 5(d).

(ii)    For purposes of this Subparagraph 5(d), actual performance shall be determined based on the Company’s relative TSR within the peer group established by the Committee at the time of grant for a performance period beginning on January 1, 2018 and ending on the date immediately preceding the Change in Control (the “CIC Performance Period”). The number of Shares earned and payable to the Participant will be based upon the range set by the Committee from 30% (for relative TSR above the 25th percentile of the peer group established by the Committee) to 200% (for relative TSR at the first or second ranking within the peer group established by the Committee) of the Target Number of Shares depending on the level of relative TSR on the date immediately preceding the Change in Control, as set forth in Appendix B.
(iii)    For purposes of this Subparagraph 5(d) only, the Committee will not have the discretion to reduce the number of Shares payable to the Participant under Subparagraph 4(d) above.
4.    Appendix B to each of the Agreements are hereby deleted in their entirety and replaced with the Appendix B attached hereto as Exhibit 1.
5.    Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed to them in the applicable Agreement.
6.    Except as amended hereby, all other terms, covenants and conditions of each of the Agreements shall continue in full force and effect, and the same are hereby reaffirmed.
7.    This Amendment may be executed in counterparts, each of which is deemed an original, but all of which together shall constitute a single agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the first date specified above.
[INSERT EXECUTIVE NAME]
_____________________________________
Signature
Date:_________________________________
WPX ENERGY, INC.
By:__________________________________
Title:_________________________________
Date:_________________________________

Exhibit 1
(Revised Appendix B)

APPENDIX B
DETERMINATION OF TSR RANKING
As of the Effective Date, the Committee has established a peer group of companies for the purpose of determining the Company’s relative TSR ranking for the Performance Period or the CIC Period. The Committee retains the authority to determine the treatment of any company in the peer group that ceases to be a United States-domiciled publicly traded company on a national stock exchange or market system and to adjust the table below accordingly.
The table below reflects the Shares, expressed as a percentage of the Target Number of Shares, that may be payable to the Participant based upon the Company’s TSR ranking within the peer group for the Performance Period. Notwithstanding any provision in this Appendix B or in the Agreement to the contrary, other than Subparagraph 5(d), the Committee has the sole and absolute discretion to reduce the number of Shares payable to the Participant to zero (0) pursuant to Subparagraph 4(d) of the Agreement.

Company TSR Ranking Within the Peer Group	Percentage of the Target Number of Shares
1st	200%
2nd	200%
3rd	191.6%
4th	183.3%
5th	175%
6th	150%
7th	125%
Target Peer Group Ranking 8th	100%
9th	82.5%
10th	65%
11th	47.5%
12th	30%
13th	0%
14th	0%
15th	0%